EXHIBIT 23.1



           CONSENT OF HANSEN, BARNETT & MAXWELL, INDEPENDENT AUDITORS

     We consent to the incorporation by reference in the Registration Statement on Form S-8, pertaining to 4,160,000 shares of common stock, of our report dated March 8, 2001, with respect to the consolidated financial statements of eSynch Corporation and Subsidiaries included in its Annual Report on Form 10-KSB for the year ended December 31, 2000, filed with the Securities and Exchange Commission.


                                               /s/  Hansen,  Barnett  &  Maxwell
Salt  Lake  City,  Utah
March  27,  2002